SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               February 28, 2002

Aquatic  Cellulose  International  Corporation

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(Exact  Name  of  Registrant  as  Specified  in  its  Charter)


Nevada                0-27063                                82-0381904

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(State  or  Other  Jurisdiction      (Commission     (IRS  Employer
of  Incorporation)      File  Number)           Identification  No.)



3704  32nd  Street,  Suite  301  Vernon,  BC                  VIT  5N6

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(Address  of  Principal  Executive  Offices)                     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (250)  558-5470


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(Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

Item  4.       Change  in  Registrant's  Certifying  Accountants.

     KPMG LLP was previously the independent auditors for Aquatic Cellulose International Corporation (the "Registrant"). On February 28, 2002, the Registrant engaged Merdinger, Fruchter, Rosen & Corso, P.C., to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2002. The decision to change was based on financial considerations and was approved by the audit committee and the full Board of Directors of the Registrant.

     The audit reports of KPMG LLP on the financial statements of Aquatic Cellulose International Corporation as of and for the fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
     KPMG  LLP's  report  on  the  consolidated  financial statements of Aquatic
Cellulose International Corporation as of and for the years ended May 31, 2001 and 2000, contained a separate paragraph stating "As discussed in note 1(a) to the consolidated financial statements, the Company has a working capital deficiency of $467,287 as at May 31, 2001 and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 1(a). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."
     During the Registrant's two most recent fiscal years ended May 31, 2001, and the subsequent interim period ending November 30, 2001, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to their satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their report. The Company has requested KPMG LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 4, 2002, is filed as Exhibit 16 to this Form 8-K.

     There were no other "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending November 30, 2001.

     During the Registrant's two most recent fiscal years ended May 31, 2001 and the subsequent interim period through November 30, 2001, the Registrant did not consult with Merdinger, Fruchter, Rosen & Corso, P.C. regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K

Item  4.       Change  in  Registrant's  Certifying  Accountants.

     KPMG LLP was previously the independent auditors for Aquatic Cellulose International Corporation (the "Registrant"). On February 28, 2002, the Registrant engaged Merdinger, Fruchter, Rosen & Corso, P.C., to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2002. The decision to change was based on financial considerations and was approved by the audit committee and the full Board of Directors of the Registrant.

     The audit reports of KPMG LLP on the financial statements of Aquatic Cellulose International Corporation as of and for the fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
     KPMG  LLP's  report  on  the  consolidated  financial statements of Aquatic
Cellulose International Corporation as of and for the years ended May 31, 2001 and 2000, contained a separate paragraph stating "As discussed in note 1(a) to the consolidated financial statements, the Company has a working capital deficiency of $467,287 as at May 31, 2001 and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 1(a). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."
     During the Registrant's two most recent fiscal years ended May 31, 2001, and the subsequent interim period ending November 30, 2001, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which if not resolved to their satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their report. The Company has requested KPMG LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 4, 2002, is filed as Exhibit 16 to this Form 8-K.

     There were no other "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending November 30, 2001.

     During the Registrant's two most recent fiscal years ended May 31, 2001 and the subsequent interim period through November 30, 2001, the Registrant did not consult with Merdinger, Fruchter, Rosen & Corso, P.C. regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulations S-K
 Item  7(c.)     Exhibits

     The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulations S-B:

     Exhibit          Name  of  Exhibit
     -------          -----------------

      16              Letter  of  Change  in  certifying  accountant



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   March  6,  2002      Aquatic  Cellulose  International  Corporation




/s/  Gary Ackles     Director, Chief Executive Officer,                 March 6,
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2002
     Gary  Ackles     President  and  Chief  Accounting  Officer

/s/ Claus Wagner-Bartak     Director                               March 6, 2002
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     Claus  Wagner-Bartak